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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 19, 2000
                                ----------------
                Date of Report (Date of earliest event reported)



                        CYPRESS SEMICONDUCTOR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-10079               94-2885898
    ---------------                ----------------      -------------------
    (State or other                (Commission File       (I.R.S. Employer
    jurisdiction of                    Number)           Identification No.)
     incorporation)


                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                    (Address of principal executive offices)



                                 (408) 943-2600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               Exhibit 23.1  Consent of Independent Accountants.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CYPRESS SEMICONDUCTOR CORPORATION

Date: January 20, 2000                          By: /s/ EMMANUEL HERNANDEZ
                                                   -----------------------------

                                                Name: Emmanuel Hernandez

                                                Title: Vice President and Chief
                                                       Financial Officer


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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED JANUARY 19, 2000


    Exhibit                  Description
    -------       -----------------------------------
     23.1         Consent of Independent Accountants.


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